SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 18:-	SUBSEQUENT EVENTS

a.
On March 22, 2022, the Company's controlling shareholder and its affiliates, successfully completed a full tender offer for the Company's ordinary shares and purchased all of the Company's ordinary shares held by the Company's other shareholders. As a result, the Company's ordinary shares were delisted from NASDAQ on March 25, 2022.

b.
During the first quarter of 2022, the Company sold three apartment units in total consideration of approximately $ 2,400, and two penthouses units in total consideration for approximately $ 5,700. Following the last sale of the penthouse in March, 2022, the Company fully repaid the loan.